Exhibit 10.16

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PUBLIC HEALTH SERVICE

PATENT LICENSE AGREEMENT — EXCLUSIVE

COVER PAGE

For PHS internal use only:

License Number: L-067-2012/0

License Application Number: A-077-2012

Serial Number(s) of Licensed Patent(s) or Patent Application(s):

[*]

Licensee:

GlobeImmune, Inc.

Cooperative Research and Development Agreement (CRADA) Number (if a subject invention): C-043-2008/0 [*]

Additional Remarks: N/A

Public Benefit(s): Yeast-Tarmogen® based Immunotherapy for cancer and other diseases will serve the public.

This Patent License Agreement, hereinafter referred to as the “Agreement”, consists of this Cover Page, an attached Agreement, a Signature Page, Appendix A (List of Patent(s) or Patent Application(s)), Appendix B (Fields of Use and Territory), Appendix C (Royalties), Appendix D (Benchmarks and Performance), Appendix E (Commercial Development Plan), Appendix F (Example Royalty Report), and Appendix G (Royalty Payment Options). The Parties to this Agreement are:

1)	The National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as “PHS”, agencies of the United States Public Health Service within the Department of Health and Human Services (“HHS”); and

2)	The person, corporation, or institution identified above or on the Signature Page, having offices at the address indicated on the Signature Page, hereinafter referred to as “Licensee”.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PHS PATENT LICENSE AGREEMENT — EXCLUSIVE

PHS and Licensee agree as follows:

1.	BACKGROUND

1.1	In the course of conducting biomedical and behavioral research, PHS investigators made inventions that may have commercial applicability.

1.2	By assignment of rights from PHS employees and other inventors, HHS, on behalf of the Government, co-owns with Licensee intellectual property rights claimed in any United States or foreign patent applications or patents corresponding to the assigned inventions. HHS also owns any tangible embodiments of these inventions actually reduced to practice by PHS.

1.3	The Secretary of HHS has delegated to PHS the authority to enter into this Agreement for the licensing of rights to these inventions.

1.4	PHS desires to transfer these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

1.5	Licensee desires to acquire commercialization rights to certain of these inventions in order to develop processes, methods, or marketable products for public use and benefit.

2.	DEFINITIONS

2.1	“Affiliate(s)” means a corporation or other business entity, which directly or indirectly is controlled by or controls, or is under common control with Licensee. For this purpose, the term “control” shall mean ownership of more than fifty percent (50%) of the voting stock or other ownership interest of the corporation or other business entity, or the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the corporation or other business-entity.

2.2	“Benchmarks” mean the performance milestones that are set forth in Appendix D.

2.3	“Commercial Development Plan” means the written commercialization plan attached as Appendix E.

2.4	“First Commercial Sale” means the initial transfer by or on behalf of Licensee or its sublicensees of Licensed Products or the initial practice of a Licensed Process by or on behalf of Licensee or its sublicensees in exchange for cash or some equivalent to which value can be assigned for the purpose of determining Net Sales.

2.5	“Government” means the Government of the United States of America.

2.6	“Licensed Fields of Use” means the fields of use identified in Appendix B.

2.7	“Licensed Patent Rights” shall mean:

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a)	Patent applications (including provisional patent applications and PCT patent applications) or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from these applications, divisions, and continuations, and any reissues, reexaminations, and extensions of these patents;

(b)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.7(a):

(i)	continuations-in-part of 2.7(a);

(ii)	all divisions and continuations of these continuations-in-part;

(iii)	all patents issuing from these continuations-in-part, divisions, and continuations;

(iv)	priority patent application(s) of 2.7(a); and

(v)	any reissues, reexaminations, and extensions of these patents;

(c)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.7(a): all counterpart foreign and U.S. patent applications and patents to 2.7(a) and 2.7(b), including those listed in Appendix A; and

(d)	Licensed Patent Rights shall not include 2.7(b) or 2.7(c) to the extent that they contain one or more claims directed to new matter which is not the subject matter disclosed in 2.7(a).

2.8	“Licensed Processes” means processes which, in the course of being practiced, would be within the scope of one or more claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.9	“Licensed Products” means tangible materials which, in the course of manufacture, use, sale, offer for sale or importation, would be within the scope of one or more claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.10	“Licensed Territory” means the geographical area identified in Appendix B.

2.11	“Net Sales” means [*]

2.12	“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under these conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or Government regulations available to the public on reasonable terms.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.13	“Research License” means a nontransferable, nonexclusive license to make and to use Licensed Products or Licensed Processes as defined by the Licensed Patent Rights for purposes of research and not for purposes of commercial manufacture or distribution or in lieu of purchase.

2.14	“Tarmogen®” or “Tarmogens®” mean any whole, recombinant yeast genetically modified to express one or more protein targets that stimulate the immune system against diseased cells.

3.	GRANT OF RIGHTS

3.1	PHS hereby grants and Licensee accepts, subject to the terms and conditions of this Agreement, an exclusive license under the Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell and have offered for sale, and to import and have imported any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use.

3.2	This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of PHS other than the Licensed Patent Rights regardless of whether these patents are dominant or subordinate to the Licensed Patent Rights.

3.3	PHS and Licensee agree that, as joint owners of the CRADA Subject Inventions (as defined in the Licensee CRADA) and the patent applications and patents corresponding thereto (including, as applicable, the Licensed Patent Rights), each of PHS and Licensee shall have the right to practice and exploit, or to license, sell or otherwise transfer its (but only its) interest in, such jointly-owned CRADA Subject Inventions, and such patent applications and patents, to its Affiliates, such license, sale or transfer will be governed by Paragraphs 3.1, 4.1-4.5, 14.7. In the event of an early termination of this Agreement, Licensee shall have the right to practice and exploit, or to license, sell or otherwise transfer its (but only its) interest in, such jointly-owned CRADA Subject Inventions, and such patent applications and patents, to its Affiliates or any third party, in each case, without any obligation to account to the other joint owner for profits or to obtain the consent of the other joint owner (and each joint owner hereby waives any right that it may have under the laws of any jurisdiction as a joint owner to require any such accounting or consent; and, to the extent that any applicable law prohibits such a waiver, this Paragraph 3.3 shall constitute the consent of each joint-owner).

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.	SUBLICENSING

4.1	Upon written approval by PHS, Licensee and any sublicensees of Licensed Patent Rights under this Agreement may enter into sublicensing agreements under the Licensed Patent Rights, such approval will not be unreasonably delayed or withheld, unless the provisions set forth in Paragraph 4.2 below are not included and/or otherwise not made binding upon the sublicensee. For purposes of clarification, PHS agrees that modification of the terms of this Agreement will not be a condition for approval by PHS for Licensee or any third party sublicensee to enter into sublicensing agreements. Licensee shall provide written notice to PHS in the event Licensee or any sublicensee desires to grant a sublicense to a third party to develop or commercialize a Licensed Product. In the event that PHS does not provide a written objection to Licensee within ten (10) business days after receiving notice under the preceding sentence, PHS shall be deemed to have given its approval to the sublicense arrangement described in the notice.

4.2	Licensee agrees that any sublicenses granted by it or any sublicensee shall provide that the obligations to PHS of paragraphs 5.1-5.4, 8.1, 10.1, 10.2, 12.5 and 13.7-13.10 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. Licensee further agrees to provide copies of these Paragraphs to all sublicense agreements.

4.3	With respect to the rights licensed hereunder (as opposed to Licensee’s ownership rights), any sublicenses granted by Licensee shall provide for the termination of the sublicense, or the conversion to a license directly between the sublicensees and PHS, at the option of the sublicensee, upon termination of this Agreement under Article 13. This conversion is subject to PHS approval and contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement.

4.4	Licensee agrees to forward to PHS a complete copy of each fully executed sublicense agreement entered into by Licensee or any sublicensee, postmarked within thirty (30) days of the execution of such agreement. To the extent permitted by law, PHS agrees to maintain each such sublicense agreement in confidence.

4.5	Notwithstanding the foregoing, PHS agrees that the conditions of Paragraphs 4.1, 4.3 and 4.4 will not apply to the granting of rights under the Licensed Patent Right by Licensee to an Affiliate of Licensee, or by a sublicensee of Licensee to an Affiliate of the sublicensee, and that such a grant will not be a “sublicense” for purposes of this Agreement (including, for example, for purposes of triggering payments of sublicensing royalties pursuant to Appendix C). Licensee shall be responsible for any breach of this Agreement by an Affiliate of Licensee.

5.	STATUTORY AND PHS REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

5.1 (a)	PHS reserves on behalf of the Government an irrevocable, nonexclusive, nontransferable, royalty-free license for the practice of all inventions licensed under the Licensed Patent Rights throughout the world by or on behalf of the Government and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the Government is a signatory. Prior to the First Commercial Sale, Licensee agrees to provide PHS with reasonable quantities of Licensed Products or materials made through the Licensed Processes for PHS research use; and

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)	In the event that the Licensed Patent Rights are Subject Inventions made under a Cooperative Research and Development Agreement (“CRADA”), Licensee grants to the Government, pursuant to 15 U.S.C. §3710a(b)(1)(A), a nonexclusive, nontransferable, irrevocable, paid-up license to practice Licensed Patent Rights or have Licensed Patent Rights practiced throughout the world by or on behalf of the Government. In the exercise of this license, the Government shall not publicly disclose trade secrets or commercial or financial information that is privileged or confidential within the meaning of 5 U.S.C. §552(b)(4) or which would be considered as such if it had been obtained from a non-Federal party. Prior to the First Commercial Sale, Licensee agrees to provide PHS reasonable quantities of Licensed Products or materials made through the Licensed Processes for PHS research use.

5.2	Licensee agrees that products used or sold in the United States embodying Licensed Products or produced through use of Licensed Processes shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from PHS.

5.3	Licensee acknowledges that PHS may enter into future CRADAs under the Federal Technology Transfer Act of 1986 that relate to the subject matter of this Agreement. Licensee agrees not to unreasonably deny requests for a Research License from future collaborators with PHS when acquiring these rights is necessary in order to make a CRADA project feasible. Licensee may request an opportunity to join as a party to the proposed CRADA.

5.4 (a)	In addition to the reserved license of Paragraph 5.1, PHS reserves the right to grant Research Licenses directly or to require Licensee to grant Research Licenses on reasonable terms. The purpose of these Research Licenses is to encourage basic research, whether conducted at an academic or corporate facility. In order to safeguard the Licensed Patent Rights, however, PHS shall consult with Licensee before granting to commercial entities a Research License or providing to them research samples of materials made through the Licensed Processes; and

(b)	In exceptional circumstances, and in the event that Licensed Patent Rights are Subject Inventions made under a CRADA, the Government, pursuant to 15 U.S.C, §3710a(b)(1)(B), retains the right to require the Licensee to grant to a responsible applicant a nonexclusive, partially exclusive, or exclusive sublicense to use the Licensed Patent Rights in the Licensed Field of Use on terms that are reasonable under the circumstances, or if Licensee fails to grant this license, the Government retains the right to grant the license itself. The exercise of these rights by the Government shall only be in exceptional circumstances and only if the Government determines:

(i)	the action is necessary to meet health or safety needs that are not reasonably satisfied by Licensee;

(ii)	the action is necessary to meet requirements for public use specified by Federal regulations, and these requirements are not reasonably satisfied by the Licensee; or

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(iii)	the Licensee has failed to comply with an agreement containing provisions described in 15 U.S.C. §3710a(c)(4)(B); and

(c)	The determination made by the Government under this Paragraph 5.4 is subject to administrative appeal and judicial review under 35 U.S.C. §203(2).

6.	ROYALTIES AND REIMBURSEMENT

6.1	Licensee agrees to pay PHS [*]

6.2	Licensee agrees to pay PHS [*]

6.3	Licensee agrees to pay PHS [*]

6.4	Licensee agrees to pay PHS [*]

6.5	Licensee agrees to pay PHS [*]

6.6	A patent or patent application licensed under this Agreement shall cease to fall within the Licensed Patent Rights for the purpose of computing earned royalty payments in any given country on the earliest of the dates that:

(a)	the application has been abandoned and not continued;

(b)	the patent expires or irrevocably lapses, or

(c)	the patent has been held to be invalid or unenforceable by an unappealed or unappealable decision of a court of competent jurisdiction or administrative agency.

6.7	No multiple royalties shall be payable because any Licensed Products or Licensed Processes are covered by more than one of the Licensed Patent Rights.

6.8	On sales of Licensed Products by Licensee to [*]

6.9	Licensee may elect to surrender its rights in any country of the Licensed Territory under any of the Licensed Patent Rights upon sixty (60) days written notice to PHS.

7.	PATENT FILING, PROSECUTION, AND MAINTENANCE

7.1	Except as otherwise provided in this Article 7, Licensee agrees to take responsibility for, but to consult with, the PHS in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall furnish copies of relevant patent-related documents to PHS.

7.2

Licensee shall assume the responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall, on an ongoing basis, promptly furnish copies of all patent-related documents to PHS in order to

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provide PHS an opportunity to provide comments regarding such documents to Licensee. In the event that PHS provides comments to Licensee, Licensee will consider such comments in good faith and, if reasonable, revise such documents to include PHS’ comments. In this event, Licensee shall select registered patent attorneys or patent agents to provide these services on behalf of Licensee and PHS. PHS shall provide appropriate powers of attorney and other documents necessary to undertake this action to the patent attorneys or patent agents providing these services. Licensee and its attorneys or agents shall consult with PHS in all aspects of the preparation, filing, prosecution and maintenance of patent applications and patents included within the Licensed Patent Rights and shall provide PHS sufficient opportunity to comment on any document that Licensee intends to file or to cause to be filed with the relevant intellectual property or patent office.

7.3	At any time, PHS may provide Licensee with written notice that PHS wishes to assume control of the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights. If PHS elects to reassume these responsibilities, and Licensee agrees by providing written approval, Licensee agrees to cooperate fully with PHS, its attorneys, and agents in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and to provide PHS with complete copies of any and all documents or other materials that PHS deems necessary to undertake such responsibilities. Licensee shall be responsible for all costs associated with transferring patent prosecution responsibilities to an attorney or agent of PHS’ choice. PHS and its attorneys or agents shall consult with Licensee in all aspects of the preparation, filing, prosecution and maintenance of patent applications and patents included within the Licensed Patent Rights and shall provide Licensee sufficient opportunity to comment on any document that Licensee intends to file or to cause to be filed with the relevant intellectual property or patent office.

7.4	Each party shall promptly inform the other as to all matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Licensed Patent Rights and permit each other to provide comments and suggestions with respect to the preparation, filing, prosecution, and maintenance of Licensed Patent Rights, which comments and suggestions shall be considered by the other party.

8.	RECORD KEEPING

8.1	Licensee agrees to keep accurate and correct records of Licensed Products made, used, sold, or imported and Licensed Processes practiced under this Agreement appropriate to determine the amount of royalties due PHS. These records shall be retained for at least five (5) years following a given reporting period and shall be available during normal business hours for inspection, but not more than once during any twelve (12) month period (whether the audit is pursuant to this Paragraph 8.1 or Paragraph 8.2), at the expense of PHS, by an accountant or other designated auditor selected by PHS for the sole purpose of verifying reports and royalty payments hereunder. The accountant or auditor shall only disclose to PHS information relating to the accuracy of reports and royalty payments made under this Agreement. If an inspection shows an underreporting or underpayment in excess of [*] for any [*] period, then [*] at the time Licensee pays the unreported royalties, including any additional royalties as required by Paragraph 9.8. All royalty payments required under this Paragraph shall be due within sixty (60) days of the date PHS provides Licensee notice of the payment due.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.2	Beginning after the First Commercial Sale, Licensee agrees, upon PHS’ written request, to have an audit of sales and royalties conducted by an independent auditor that is paid for by PHS if annual sales of the Licensed Products or Licensed Processes are over [*]; provided that PHS may only make such a request once every two years. The audit shall address, at a minimum, the amount of gross sales by or on behalf of Licensee during the audit period, terms of the license as to percentage or fixed royalty to be remitted to the Government, the amount of royalties owed to the Government under this Agreement, and whether the royalties owed have been paid to the Government and is reflected in the records of the Licensee. The audit shall also indicate the PHS license number, product, and the time period being audited. A report certified by the auditor shall be submitted promptly by the auditor directly to PHS on completion. [*].

9.	REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS

9.1	Prior to signing this Agreement, Licensee has provided PHS with the Commercial Development Plan in Appendix E, under which Licensee intends to bring the subject matter of the Licensed Patent Rights to the point of Practical Application. This Commercial Development Plan is hereby incorporated by reference into this Agreement. Based on this plan, performance Benchmarks are determined as specified in Appendix D.

9.2	Licensee shall provide written annual reports on its product development progress or efforts to commercialize under the Commercial Development Plan for each of the Licensed Fields of Use within sixty (60) days after December 31 of each calendar year. These progress reports shall include, but not be limited to: progress on research and development, status of applications for regulatory approvals, manufacturing, sublicensing, marketing, importing, and sales during the preceding calendar year, as well as, plans for the present calendar year. PHS also encourages these reports to include information on any of Licensee’s public service activities that relate to the Licensed Patent Rights. If reported progress differs from that projected in the Commercial Development Plan and Benchmarks, Licensee shall explain the reasons for these differences. In the annual report, Licensee may propose amendments to the Commercial Development Plan, acceptance of which by PHS may not be denied unreasonably. Licensee agrees to provide any additional information reasonably required by PHS to evaluate Licensee’s performance under this Agreement. Licensee may amend the Benchmarks at any time upon written approval by PHS. PHS shall not unreasonably withhold approval of any request of Licensee to extend the time periods of this schedule if the request is supported by a reasonable showing by Licensee of diligence in its performance under the Commercial Development Plan and toward bringing the Licensed Products to the point of Practical Application as defined in 37 CFR §404.3(d). Licensee shall amend the Commercial Development Plan and Benchmarks at the request of PHS to address any Licensed Fields of Use not specifically addressed in the plan originally submitted.

9.3	Licensee shall report to PHS the dates for achieving Benchmarks specified in Appendix D and the First Commercial Sale in each country in the Licensed Territory within thirty (30) days of such occurrences.

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9.4	After the First Commercial Sale, Licensee shall submit to PHS, within sixty (60) days after each calendar half-year ending June 30 and December 31, a royalty report, as described in the example in Appendix F, setting forth for the preceding half-year period the amount of the Licensed Products sold or Licensed Processes practiced by or on behalf of Licensee in each country within the Licensed Territory, the Net Sales, and the amount of royalty accordingly due. With each royalty report, Licensee shall submit payment of earned royalties due. If no earned royalties are due to PHS for any reporting period, the written report shall so state. The royalty report shall be certified as correct by an authorized officer of Licensee and shall include a detailed listing of all deductions made under Paragraph 2.11 to determine Net Sales made under Article 6 to determine royalties due.

9.5	Licensee agrees to forward semi-annually to PHS a copy of these reports received by Licensee from its sublicensees during the preceding half-year period as shall be pertinent to a royalty accounting to PHS by Licensee for activities under the sublicense.

9.6	Royalties due under Article 6 shall be paid in U.S. dollars and payment options are listed in Appendix G. For conversion of foreign currency to U.S. dollars, the conversion rate shall be the average of the New York foreign exchange buy and sell rates quoted in The Wall Street Journal on the day that the payment is due. Any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by Licensee. The royalty report required by Paragraph 9.4 shall be mailed to PHS at its address for Agreement Notices indicated on the Signature Page.

9.7	Licensee shall be solely responsible for determining if any tax on royalty income is owed outside the United States and shall pay the tax and be responsible for all filings with appropriate agencies of foreign governments.

9.8	Additional royalties may be assessed by PHS on any payment that is more than [*] overdue at the rate of [*]. This [*] rate may be applied retroactively from the original due date until the date of receipt by PHS of the overdue payment and additional royalties The payment of any additional royalties shall not prevent PHS from exercising any other rights it may have as a consequence of the lateness of any payment.

9.9	All plans and reports required by this Article 9 marked as “confidential” by Licensee shall, to the extent permitted by law, be treated by PHS as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of these records by the PHS under the Freedom of Information Act (FOIA), 5 U.S.C. §552 shall be subject to the predisclosure notification requirements of 45 CFR §5.65(d).

10.	PERFORMANCE

10.1	Licensee shall use its reasonable commercial efforts to bring the Licensed Products and Licensed Processes to Practical Application. “Reasonable commercial efforts” for the purposes of this provision shall include adherence to the Commercial Development Plan in Appendix E and performance of the Benchmarks in Appendix D. The efforts of a sublicensee shall be considered the efforts of Licensee.

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10.2	Upon the First Commercial Sale, until the expiration or termination of this Agreement, Licensee shall use its reasonable commercial efforts to make Licensed Products and Licensed Processes reasonably accessible to the United States public.

10.3	Licensee agrees, after its First Commercial Sale, to make reasonable quantities of Licensed Products or materials produced through the use of Licensed Processes available on a compassionate use basis to patients, either through the patient’s physician(s) or the medical center treating the patient.

10.4	Licensee agrees, after its First Commercial Sale and as part of its marketing and product promotion, to develop educational materials (e.g., brochures, website, etc.) directed to patients and physicians detailing the Licensed Products or medical aspects of the prophylactic and therapeutic uses of the Licensed Products.

10.5	Licensee agrees to supply, to the Mailing Address for Agreement Notices indicated on the Signature Page, the Office of Technology Transfer, NIH with inert samples of the Licensed Products or Licensed Processes or their packaging for educational and display purposes only.

11.	INFRINGEMENT AND PATENT ENFORCEMENT

11.1	PHS and Licensee agree to notify each other promptly of each infringement or possible infringement of the Licensed Patent Rights, as well as, any facts which may affect the validity, scope, or enforceability of the Licensed Patent Rights of which either party becomes aware.

11.2	Pursuant to this Agreement and the provisions of Chapter 29 of Title 35, United States Code, Licensee may:

(a)	bring suit in its own name, at its own expense, and on its own behalf for infringement of presumably valid claims in the Licensed Patent Rights;

(b)	in any suit, enjoin infringement and collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; or

(c)	Upon written approval of PHS, settle any claim or suit for infringement of the Licensed Patent Rights; and

(d)	If Licensee desires to initiate a suit for patent infringement, Licensee shall notify PHS in writing. If PHS does not notify Licensee of its intent to pursue legal action within ninety (90) days, Licensee shall be free to initiate suit. PHS shall have a continuing right to intervene in the suit. Licensee shall take no action to compel the Government either to initiate or to join in any suit for patent infringement. Licensee may request the Government to initiate or join in any suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any suit, Licensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including all costs incurred by the Government in opposing the motion or other action. In all cases, Licensee agrees to keep PHS reasonably apprised of the status and progress of any litigation. Before Licensee commences an infringement action, Licensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.3	In the event that a declaratory judgment action alleging invalidity or non-infringement of any of the Licensed Patent Rights shall be brought against Licensee or raised by way of counterclaim or affirmative defense in an infringement suit brought by Licensee under Paragraph 11.2, pursuant to this Agreement and the provisions of Chapter 29 of Title 35, United States Code or other statutes, Licensee may:

(a)	defend the suit in its own name, at its own expense, and on its own behalf for presumably valid claims in the Licensed Patent Rights;

(b)	in any suit, ultimately to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; and

(c)	Upon written approval of PHS, settle any claim or suit for declaratory judgment involving the Licensed Patent Rights and PHS shall have a continuing right to intervene in the suit; and

(d)	If PHS does not notify Licensee of its intent to respond to the legal action within a reasonable time, Licensee shall be free to do so. Licensee shall take no action to compel the Government either to initiate or to join in any declaratory judgment action. Licensee may request the Government to initiate or to join any suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any suit by motion or any other action of Licensee, Licensee shall reimburse the Government for any costs, expenses, or fees, which the Government incurs as a result of the motion or other action. If Licensee elects not to defend against the declaratory judgment action, PHS, at its option, may do so at its own expense. In all cases, Licensee agrees to keep PHS reasonably apprised of the status and progress of any litigation. Before Licensee commences an infringement action, Licensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.4	In any action by Licensee under Paragraphs 11.2 or 11.3 the expenses including costs, fees, attorney fees, and disbursements, shall be paid by Licensee. The value of any recovery, after deducting all expenses incurred in such action, made by Licensee through court judgment or settlement [*].

11.5	PHS shall cooperate fully with Licensee in connection with any action under Paragraphs 11.2 or 11.3. PHS agrees promptly to provide access to all necessary documents and to render reasonable assistance in response to a request by Licensee.

12.	NEGATION OF WARRANTIES AND INDEMNIFICATION

12.1	PHS offers no warranties other than those specified in Article 1.

12.2	PHS does not warrant the validity of the Licensed Patent Rights and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights, or that the Licensed Patent Rights may be exploited without infringing other patents or other intellectual property rights of third parties.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.3	PHS MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS OR TANGIBLE MATERIALS RELATED THERETO.

12.4	PHS does not represent that it shall commence legal actions against third parties infringing the Licensed Patent Rights.

12.5	Licensee shall indemnify and hold PHS, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of:

(a)	the use by or on behalf of Licensee, its sublicensees, directors, employees, or third parties of any Licensed Patent Rights; or

(b)	the design, manufacture, distribution, or use of any Licensed Products, Licensed Processes or materials by Licensee, or other products or processes developed in connection with or arising out of the Licensed Patent Rights.

12.6	Licensee agrees to maintain a liability insurance program consistent with sound business practice.

13.	TERM, TERMINATION, AND MODIFICATION OF RIGHTS

13.1	This Agreement is effective when signed by all parties, unless the provisions of Paragraph 14.16 are not fulfilled, and shall extend to the expiration of the last to expire of the Licensed Patent Rights unless sooner terminated as provided in this Article 13.

13.2	In the event that Licensee is in default in the performance of any material obligations under this Agreement, including but not limited to the obligations listed in Paragraph 13.5, and if the default has not been remedied within ninety (90) days after the date of notice in writing of the default, PHS may terminate this Agreement by written notice and pursue outstanding royalties owed through procedures provided by the Federal Debt Collection Act.

13.3	In the event that Licensee becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, determines to file a petition in bankruptcy, or receives notice of a third party’s intention to file an involuntary petition in bankruptcy, Licensee shall immediately notify PHS in writing. Furthermore, PHS shall have the right to terminate this Agreement immediately upon Licensee’s receipt of written notice.

13.4	Licensee shall have a unilateral right to terminate this Agreement or any licenses in any country or territory by giving PHS sixty (60) days written notice to that effect.

13.5	PHS shall specifically have the right to terminate or modify, at its option, this Agreement pursuant to Paragraph 13.2, if PHS determines that the Licensee:

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(a)	is not executing the Commercial Development Plan submitted with its request for a license and the Licensee cannot otherwise demonstrate to PHS’ satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve Practical Application of the Licensed Products or Licensed Processes;

(b)	has not achieved the Benchmarks as may be modified under Paragraph 9.2;

(c)	has willfully made a false statement of, or willfully omitted a material fact in the license application or in any report required by this Agreement;

(d)	has committed a material breach of a covenant or agreement contained in this Agreement;

(e)	is not keeping Licensed Products or Licensed Processes reasonably available to the public after commercial use commences;

(f)	cannot reasonably satisfy unmet health and safety needs; or

(g)	cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.2 unless waived.

13.6	In making the determination referenced in Paragraph 13.5, PHS shall take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by Licensee under Paragraph 9.2. Prior to invoking termination or modification of this Agreement under Paragraph 13.5, PHS shall give written notice to Licensee providing Licensee specific notice of, and a ninety (90) day opportunity to respond to, PHS’ concerns as to the items referenced in 13.5(a)-13.5(g). If Licensee fails to alleviate PHS’ concerns as to the items referenced in 13.5(a)-13.5(g) or fails to initiate corrective action to PHS’ satisfaction, PHS may terminate this Agreement.

13.7	When the public health and safety so require, and after written notice to Licensee providing Licensee a sixty (60) day opportunity to respond, PHS shall have the right to require Licensee to grant sublicenses to responsible applicants, on reasonable terms, in any Licensed Fields of Use under the Licensed Patent Rights, unless Licensee can reasonably demonstrate that the granting of the sublicense would not materially increase the availability to the public of the subject matter of the Licensed Patent Rights. PHS shall not require the granting of a sublicense unless the responsible applicant has first negotiated in good faith with Licensee.

13.8	PHS reserves the right according to 35 U.S.C. §209(d)(3) to terminate or modify this Agreement if it is determined that this action is necessary to meet the requirements for public use specified by federal regulations issued after the date of the license and these requirements are not reasonably satisfied by Licensee.

13.9	Within thirty (30) days of receipt of written notice of PHS’ unilateral decision to modify or terminate this Agreement, Licensee may, consistent with the provisions of 37 CFR §404.11, appeal the decision by written submission to the designated PHS official. The decision of the designated PHS official shall be the final agency decision. Licensee may thereafter exercise any and all administrative or judicial remedies that may be available.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.10	Within ninety (90) days of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by Licensee. Any royalty payments, including those incurred but not yet paid (such as the full minimum annual royalty), and those related to patent expense, due to PHS shall become immediately due and payable upon termination or expiration. If terminated under this Article 13, sublicensees may elect to convert their sublicenses to direct licenses with PHS pursuant to Paragraph 4.3. Unless otherwise specifically provided for under this Agreement, upon termination or expiration of this Agreement, Licensee shall return all Licensed Products or other materials included within the Licensed Patent Rights to PHS or provide PHS with certification of the destruction thereof. Licensee may not be granted additional PHS licenses if the final reporting requirement is not fulfilled.

14.	GENERAL PROVISIONS

14.1	Neither party may waive or release any of its rights or interests in this Agreement except in writing. The failure of the Government to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right by the Government or excuse a similar subsequent failure to perform any of these terms or conditions by Licensee.

14.2	This Agreement constitutes the entire agreement between the parties relating to the subject matter of the Licensed Patent Rights, Licensed Products and Licensed Processes, and all prior negotiations, representations, agreements, and understandings (except the Licensee CRADA No C-043-2008, NCI Ref. No. 02264) are merged into, extinguished by, and completely expressed by this Agreement.

14.3	The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, this determination shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

14.4	If either party desires a modification to this Agreement, the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of the modification. No modification shall be effective until a written amendment is signed by the signatories to this Agreement or their designees.

14.5	The construction, validity, performance, and effect of this Agreement shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

14.6	All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to another address as may be designated in writing by the other party. Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.7	This Agreement shall not be assigned or otherwise transferred (including any transfer by legal process or by operation of law, and any transfer in bankruptcy or insolvency, or in any other compulsory procedure or order of court) except to Licensee’s Affiliate(s) without the prior written consent of PHS, such consent not to be unreasonably withheld. The parties agree that the identity of the parties is material to the formation of this Agreement and that the obligations under this Agreement are nondelegable without the prior written consent of PHS, such consent not to be unreasonably delayed or withheld. In such an event, Licensee shall provide written notice to PHS identifying the party to which Licensee desires to assign or otherwise transfer this Agreement. In the event that PHS does not provide a written objection to Licensee within ten (10) business days after receiving notice under the preceding sentence, PHS shall be deemed to have given its approval to the assignment or transfer arrangement described in the notice.

14.8	Licensee agrees in its use of any PHS-supplied materials to comply with all applicable statutes, regulations, and guidelines, including PHS and HHS regulations and guidelines. Licensee agrees not to use the materials for research involving human subjects or clinical trials in the United States without complying with 21 CFR Part 50 and 45 CFR Part 46. Licensee agrees not to use the materials for research involving human subjects or clinical trials outside of the United States without notifying PHS, in writing, of the research or trials and complying with the applicable regulations of the appropriate national control authorities. Written notification to PHS of research involving human subjects or clinical trials outside of the United States shall be given no later than sixty (60) days prior to commencement of the research or trials.

14.9	Licensee acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological material, and other commodities. The transfer of these items may require a license from the appropriate agency of the U.S. Government or written assurances by Licensee that it shall not export these items to certain foreign countries without prior approval of this agency. PHS neither represents that a license is or is not required or that, if required, it shall be issued.

14.10	Licensee agrees to mark the Licensed Products or their packaging sold in the United States with all applicable U.S. patent numbers and similarly to indicate “Patent Pending” status. All Licensed Products manufactured in, shipped to, or sold in other countries shall be marked in a manner to preserve PHS patent rights in those countries.

14.11	By entering into this Agreement, PHS does not directly or indirectly endorse any product or service provided, or to be provided, by Licensee whether directly or indirectly related to this Agreement. Licensee shall not state or imply that this Agreement is an endorsement by the Government, PHS, any other Government organizational unit, or any Government employee. Additionally, Licensee shall not use the names of NIH, FDA, PHS, or HHS or the Government or their employees in any advertising, promotional, or sales literature without the prior written approval of PHS.

14.12	The parties agree to attempt to settle amicably any controversy or claim arising under this Agreement or a breach of this Agreement, except for appeals of modifications or termination decisions provided for in Article 13. Licensee agrees first to appeal any unsettled claims or controversies to the designated PHS official, or designee, whose decision shall be considered the final agency decision. Thereafter, Licensee may exercise any administrative or judicial remedies that may be available.

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.13	Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 CFR Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

14.14	Any formal recordation of this Agreement required by the laws of any Licensed Territory as a prerequisite to enforceability of the Agreement in the courts of any foreign jurisdiction or for other reasons will be carried out by Licensee at its expense, and appropriately verified proof of recordation will be promptly furnished to PHS.

14.15	Paragraphs 3.3, 4.3, 8.1, 9.5-9.7, 9.9, 12.1-12.5, 13.9, 13.10, 14.12 and 14.15 of this Agreement shall survive termination of this Agreement.

14.16	The terms and conditions of this Agreement shall, at PHS’ sole option, be considered by PHS to be withdrawn from Licensee’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Licensee and a fully executed original is received by PHS within sixty (60) days from the date of PHS signature found at the Signature Page.

SIGNATURES BEGIN ON NEXT PAGE

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PUS PATENT LICENSE AGREEMENT — EXCLUSIVE

SIGNATURE PAGE

For PHS:

/s/ Richard U. Rodriguez	3-8-12
Richard U. Rodriguez	Date

Director, Division of Technology Development and Transfer

Office of Technology Transfer

National Institutes of Health

Mailing Address for Agreement notices:

Chief, Monitoring & Enforcement Branch, DTDT

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

For Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of Licensee made or referred to in this document are truthful and accurate.):

By:

/s/ Timothy C. Rodell M.D,	12 March ‘12
Signature of Authorized Officer	Date

Timothy C. Rodell M.D,
Printed Name

President & Chief Executive Officer
Title

I.	Official and Mailing Address for Agreement notices:

Kirk Christoffersen
Name

Senior Director Corporate Development Title

Mailing Address:

1450 Infinite Dr.
Louisville CO 80027

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USA

Email Address: kirkc@globeimmune.com
Phone: 1.303.625.2777
Fax: 1.303.625.2710

II.	Official and Mailing Address for Financial notices (Licensee’s contact person for royalty payments)

Jeff Dekker
Name

Vice President Finance Title

Mailing Address:

1450 Infinite Dr.
Louisville CO 80027
USA

Email Address: jeff.dekker@globeimmune.com
Phone: 1.303.625.2744
Fax: 1.303.625.2710

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX A — PATENT(S) OR PATENT APPLICATION(S)

Patent(s) or Patent Application(s):

[*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX B — LICENSED FIELDS OF USE AND TERRITORY

I.	Licensed Fields of Use:

[*]

II.	Licensed Territory:

(a)	Worldwide

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX C — ROYALTIES

Royalties:

I.	Licensee agrees to pay to PHS [*] royalty in the amount of [*]

II.	Licensee agrees to pay to PHS [*] royalty in the amount of [*]

III.	Licensee agrees to pay PHS earned royalties of [*].

IV.	Licensee agrees to pay PHS [*]

V.	Licensee agrees to pay PHS [*] royalties of [*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX D — BENCHMARKS AND PERFORMANCE

Licensee agrees to the following Benchmarks for its performance under this Agreement and from the effective date of this Agreement and, within [*] of achieving a Benchmark, shall notify PHS that the Benchmark has been achieved.

	Duration	Cumulative
[*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX E — COMMERCIAL DEVELOPMENT PLAN

Commercial Development and Marketing Plan

Based on the outcome of pre-clinical studies and human clinical trials and the subsequent approval by the appropriate regulatory agencies, marketing and sales strategies in the designated countries will be finalized. The Licensed Product will be marketed in the Licensed Territory by Licensee or through one or several pharmaceutical companies with established regional marketing capabilities. An outline of the development plan is provided below.

•	Under CRADA 02264, Licensee and the NIH will jointly explore combination preclinical studies with various other immunotherapy platform technologies.

•	[*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX F — EXAMPLE ROYALTY REPORT

Required royalty report information includes:

•	OTT license reference number (L-XXX-200X/0)

•	Reporting period

•	Catalog number and units sold of each Licensed Product (domestic and foreign)

•	Gross Sales per catalog number per country

•	Total Gross Sales

•	Itemized deductions from Gross Sales

•	Total Net Sales

•	Earned Royalty Rate and associated calculations

•	Gross Earned Royalty

•	Adjustments for Minimum Annual Royalty (MAR) and other creditable payments made

•	Net Earned Royalty due

Example

Catalog Number	Product Name	Country	Units Sold	Gross Sales (US$)
1	A	US	250	62,500
1	A	UK	32	16,500
1	A	France	25	15,625
2	B	US	0	0
3	C	US	57	57,125
4	D	US	12	1,500

Total Gross Sales	153,250
Less Deductions:
Freight	3,000
Returns	7,000
Total Net Sales	143,250

Royalty Rate	8%
Royalty Due	11,460
Less Creditable Payments	10,000
Net Royalty Due	1,460

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX G — ROYALTY PAYMENT OPTIONS

The OTT License Number MUST appear on payments, reports and correspondence.

Automated Clearing House (ACH) for payments through U.S. banks only

The NIH encourages our licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH). Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov. Locate the “NIH Agency Form” through the Pay.gov “Agency List”.

Electronic Funds Wire Transfers

The following account information is provided for wire payments. In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

[*]

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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Checks

All checks should be made payable to “NIH Patent Licensing”

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health (NIH)

P.O. Box 979071

St. Louis, MO 63197-9000

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

1005 Convention Plaza

St. Louis, MO 63101

Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)

Office of Technology Transfer

Royalties Administration Unit

6011 Executive Boulevard

Suite 325, MSC 7660

Rockville, Maryland 20852

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